U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                        (Amendment No. _______________)


Filed by Registrant____X______        Filed by a party other than the
Registrant_________

Check the appropriate box:
____ Preliminary Proxy Statement
____ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
_X__ Definitive Proxy Statement
_X__ Definitive Additional Materials
____ Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

Exact Name of Registrant as Specified in Charter:

     Principal Partners Blue Chip Fund, Inc.
     (Formerly known as Principal Blue Chip Fund, Inc.)

Name of Person(s) Filing Proxy Statement, if other than the Registrant

N/A

Payment of Filing Fee (Check the appropriate box):
_X__ No fee required
____ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:
____ Fee paid previously with preliminary materials.



Principal
  Mutual
  Fund



October 1, 2002

Dear Shareholder:

The Board of Directors of Principal Partners Blue Chip Fund, Inc. ("Blue Chip Fund"), formerly known as Principal Blue Chip Fund, Inc., have recently determined it was in the best interest of the Fund and the Fund's shareholders to change the structure of the management of the Fund's portfolio in an effort to improve the Fund's investment performance. As a result, the Board has decided to terminate the sub-advisory agreement with Invista Capital Management effective December 15, 2002 and has approved sub-advisory agreements to be entered into between Principal Management Corporation, the Fund's investment adviser, and two sub-advisers, Goldman Sachs Asset Management and Wellington Management Company. The Board has called a special meeting of shareholders for November 20, 2002 to request shareholder approval of the two new sub-advisory agreements. The Board of the Blue Chip Fund believes that the proposed agreements are in the best interest of the Fund and its shareholders.


The Board is also requesting shareholder approval of a proposal to permit Principal Management Corporation, with Board approval, to appoint and replace sub-advisers and to enter into and amend sub-advisory agreements on behalf of the Blue Chip Fund without further shareholder approval. Approval of this proposal would permit the Fund to implement changes the Board and the Fund's manager believe to be in the Fund's interest, on an expedited basis without the Fund incurring expenses related to shareholder meetings.


No matter how many shares you own, it is important that you take time to read the proxy statement and vote as soon as possible. If you have more than one account in Blue Chip Fund, you have received a consolidated proxy ballot which allows you to vote all of your accounts at once--by mail, by phone or via the Internet. Please return ALL of the proxy ballots.


We appreciate your taking the time to respond on this important matter. If you have questions regarding the proxy or the voting process, please call our proxy solicitor, D.F. King & Co., Inc. at 1-800-659-6590. If you have questions concerning your account, please call our shareholder services department toll-free at 1-800-247-4123.

Sincerely,
LOGO
LOGO

 /s/Ralph C. Eucher

Ralph C. Eucher
President
Principal Partners Blue Chip Fund, Inc.

             IMPORTANT INFORMATION TO HELP YOU VOTE ON THE PROPOSAL

HOW MANY VOTES AM I ENTITLED TO CAST?

     You are entitled to one vote for each share of the Principal Partners Blue Chip Fund owned on the record date, September 16, 2002.

HOW DO I VOTE MY SHARES?

     Voting is easy. You may vote your shares by completing and signing the enclosed proxy ballot and mailing it in the enclosed postage paid envelope or, if it is more convenient, you may vote by touch-tone telephone or via the Internet. Refer to your proxy ballot for the toll-free telephone number or Internet address. If you need any assistance or have any questions concerning the Plan or how to vote your shares, please call 1-800-659-6590.

HOW DO I SIGN THE PROXY BALLOT?

     Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy ballot.

     Joint Accounts:     Either owner may sign, but the name of the person
                         signing should conform exactly to a name that appears in the account registration shown on the proxy ballot.

     All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "John A. Doe, Trustee."

                    PRINCIPAL PARTNERS BLUE CHIP FUND, INC.
               (FORMERLY KNOWN AS PRINCIPAL BLUE CHIP FUND, INC.)
                          DES MOINES, IOWA 50392-0200
                                  ____________

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON NOVEMBER 20, 2002
                                  ___________

To the Shareholders:

Notice hereby is given that a special meeting of the shareholders of Principal Partners Blue Chip Fund, Inc. (Blue Chip Fund) will be held at 2:00 p.m. C.S.T., on November 20, 2002, at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-0200. The meeting is being held to consider and vote on the following matters as well as any other business that may properly come before the meeting or any adjournment thereof:

     1. Approval of sub-advisory agreements between Principal Management Corporation, the Blue Chip Fund's investment adviser, and two sub-advisory firms, Goldman Sachs Asset Management a unit of the Investment Management Division of Goldman, Sachs & Co., and Wellington Management Company, LLP.

     2.   Approval of a proposal to permit Principal Management
          Corporation, with the approval of the Blue Chip Fund's Board of Directors, to appoint and replace sub-advisers, and to enter into and amend sub-advisory agreements on behalf of the Blue Chip Fund without further shareholder approval.


You are entitled to notice of and to vote at the meeting, and any adjournment, if you owned shares of the Blue Chip Fund at the close of business on September 16, 2002, the record date for the meeting.

Your vote is important. No matter how many shares you own, please read the attached proxy statement, and vote today.
LOGO
                                        /s/A. S. Filean
                                        For the Board of Directors
                                        Arthur S. Filean
                                        Senior Vice President and Secretary

                                        October 1, 2002

                                PROXY STATEMENT

                      INTRODUCTION AND VOTING INFORMATION

SPECIAL MEETING; VOTING OF PROXIES; ADJOURNMENT
-----------------------------------------------
We are furnishing this proxy statement to you as shareholders of the Principal Partners Blue Chip Fund, Inc. (the "Fund"), formerly known as Principal Blue Chip Fund, Inc., in connection with the solicitation by the Board of Directors of the Fund of proxies to be used at a special meeting of the shareholders to be held on November 20, 2002 and at any adjournment thereof. The purpose of the meeting is to vote on two issues described below. This proxy statement is first being furnished to shareholders on or about October 1, 2002.

Shareholders of record of the Fund at the close of business on September 16, 2002, the record date, are entitled to vote at the meeting. As of the record date, the Fund had 7,838,074.50 Class A shares and 2,129,351.55 Class B shares outstanding and entitled to be voted. Shareholders are entitled to one vote for each share of each Class held. A quorum must be present at the meeting for the transaction of business. The holders of record of one-third of the shares outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the meeting. The approval of each issue requires the affirmative vote of a majority of all the votes entitled to be cast by shareholders of the Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. If the shareholders of the Fund do not approve the sub-advisory agreements described below, the Fund will consider possible alternative arrangements, and Principal Management Corporation will continue to manage the Fund.

The proxies will vote in accordance with your direction, as indicated on your proxy ballot, if the proxy ballot is received and is properly executed. If you properly execute your proxy ballot and give no voting instructions with respect to an issue, the proxies will vote your shares in favor of the issues. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. We are not aware of any other matters expected to come before the meeting.

If either (i) a quorum is not present at the meeting or (ii) a quorum is present but sufficient votes in favor of approving the issues are not received by 12:00 Noon C.S.T., November 20, 2002, then the persons named as proxies in the enclosed form of proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of at least a majority of the Fund shares represented, in person or by proxy, at the session of the meeting to be adjourned. The proxies will vote those proxies that they are required to vote FOR the issues in favor of such an adjournment and will vote those proxies required to be voted AGAINST the issues against such an adjournment.

PROXY SOLICITATION
------------------
We will solicit proxies primarily by mail. Additional solicitations may be made by internet, telephone, facsimile or personal contact by officers or employees of the Fund or Principal Management Corporation who will not be specially compensated for these services. In addition, the Fund has retained D.F. King & Co., Inc. to solicit proxies for estimated fees and expenses of $148,000 for the services it provides to the Fund. The Fund will bear the costs of the meeting, including costs of preparing and mailing the notice, the proxy statement, and the proxy ballot and of soliciting proxies. Banks, brokers, and other persons holding Fund shares as nominees will be reimbursed for their reasonable expenses incurred in sending proxy materials to and obtaining voting information from the beneficial owners of those shares.

REVOCATION OF PROXIES
---------------------
You may revoke your proxy: (i) at any time prior to the proxy's exercise by sending written notice to the Secretary of the Principal Partners Blue Chip Fund, at 680 8th Street, Des Moines, Iowa, 50392-0200 prior to the meeting; (ii) by the subsequent execution and return of another proxy prior to the meeting; or
(iii) by being present and voting in person at the meeting after giving oral notice of revocation to the Chairman of the meeting.

ADDITIONAL INFORMATION
----------------------
On September 16, 2002, the directors and officers of the Fund together owned less than 1% of its outstanding shares. The Fund does not know of any person who owned at the record date, of record or beneficially, 5% or more of the outstanding shares of the Fund.

                                   PROPOSAL 1

    APPROVAL OF SUB-ADVISORY AGREEMENTS BETWEEN THE MANAGER AND SUB-ADVISERS

The Fund's Board of Directors recently approved a proposal by the Manager to restructure the manner in which the Fund's portfolio assets are managed by having two sub-advisers directly manage a portion of the Fund's assets, subject to oversight by the Manager and the Board. The proposal to restructure is an effort by the Manager to improve the investment performance of the Fund. On September 9, 2002, the Funds' Board of Directors, including a majority of the Board members who are not "interested persons" as that term is defined in
Section 2(a) (19) of the Investment Company Act of 1940 (Independent Board Members), voted to approve the proposal and to terminate the previous sub-advisory agreement (Former Agreement) between the Manager and Invista Capital Management, LLC, effective December 15, 2002, and to approve sub-advisory agreements ("Sub-Advisory Agreements") between the Manager and Goldman Sachs Asset Management (a unit of the Investment Management Division of Goldman, Sachs & Co.) and Wellington Management Company, LLP. The Board believes that the Fund will be able to achieve better performance consistent with the investment objectives and strategies of the Fund by employing the proposed sub-advisers to manage the Fund's assets (as allocated from time to time by the Manager).

Under the Sub-Advisory Agreements, each sub-adviser will invest the Fund's assets for which the Manager and not the Fund, will pay the sub-adviser an annual fee. The Board is asking shareholders to approve new Sub-Advisory Agreements between the Manager and the applicable sub-advisers.

Under each Sub-Advisory Agreement, each sub-adviser will manage the day-to-day investment of all or a portion of the Fund's assets (as allocated from time to time by the Manager), consistent with the Fund's investment objectives, policies, and restrictions. Each sub-adviser will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities for which it is responsible, subject to the supervision and monitoring of the Manager and the over-sight of the Fund's Board. The Manager, and not the Fund, will be responsible for paying all fees charged by the applicable Sub-Adviser for these Sub-Advisory services. Any description of the Sub-Advisory Agreements set forth herein is qualified in its entirety by the actual Sub-Advisory Agreements, forms of which are attached as Exhibits A and B. The obligations of each sub-adviser under the Sub-Advisory Agreements as described above, are the same in all material respects as the obligations of Invista under the Former Agreement.

If approved by the shareholders, each Sub-Advisory Agreement will remain in effect for an initial one-year period. Thereafter, each Sub-Advisory Agreement would continue automatically for successive years, provided that it is specifically approved at least annually by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund, but in either event by a vote of a majority of the Independent Board Members.The Sub-Advisory Agreement maybe terminated at any time, without penalty, by the Board of Directors of the Fund or by the Manager, sub-adviser or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice. Each Sub-Advisory Agreement will automatically terminate without penalty in the event of its assignment.

If the proposal is not approved by the shareholders of the Fund, the Board and the Manager will consider appropriate alternative actions.

The Sub-Advisory agreements will not impact the Fund's total expense ratios. The Manager (not the Fund) pays a fee to the sub-advisers for services under the Sub-Advisory Agreements.

At a meeting on September 9, 2002, the Board determined that it would be in the best interests of the Fund and its shareholders to approve the Sub-Advisory Agreements. In making this decision, the Board considered the expertise of each proposed sub-adviser, the financial strength and quality of services offered by each proposed sub-adviser, the fees charged for the services and the rigorous due diligence process employed by the Manager with respect to each proposed sub-adviser.

The Manager's due diligence process was completed by a Search Committee consisting of members of senior management of the Manager. The Search Committee conducted an initial screening of potential investment advisory candidates based upon characteristics including: 1. At least a 3-year history of providing investment advisory services using an investment strategy appropriate for the fund; 2. Strong long-term investment performance; 3. Modest portfolio risk profile; 4. Institutional or retail name recognition; and 5. Existing investment advisory relationships, including an investment advisory relationship with Principal Life. The Manager narrowed the field of appropriate investment advisory firms and solicited a detailed questionnaire (request for proposal) to selected candidates to elicit indications of interest and information about the firm, its invest process, personnel and fees.

The Search Committee evaluated the responses of each candidate to the request for proposal and selected final candidates which were then interviewed. The Search Committee then evaluated the finalists based upon a variety of factors including:
  . General reputation of the firm
  . Market focus of the firm and the awareness of the firm within the industry and markets
  . Length of time in the investment advisory business
  . Tenure of the firm and its investment professionals
  . Investment style, process and strategy
  . Investment performance track record
  . Ability to link electronically with Principal Management Corporation and custodial bank
  . Level and grading of fees
  . Securities trading relationships
  . Marketing support and distribution potential
  . Code of ethics and insider trading policies
  . Familiarity with and understanding of the 1940 Act
  . Regulatory experience
  . Compliance monitoring procedures
  . Proxy voting procedures
  . Soft dollar policies

All of the above factors were important considerations, although primary consideration was generally given to the investment process, personnel, fees, ability to link electronically, and investment performance track record.

On the basis of the entire search process, the Search Committee reached its conclusion and recommended hiring a particular firm.

The Board concluded that each proposed sub-adviser is capable of providing high-quality service as reflected by (i) the qualifications and experience of its advisory personnel, (ii) its available organizational resources, and (iii) its investment performance track record when managing accounts that are comparable to the Fund.

GENERAL INFORMATION ABOUT WELLINGTON MANAGEMENT COMPANY, LLP
Wellington Management Company, LLP ("Wellington Management") is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plan, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2002, Wellington Management had approximately $312 billion in assets under management.

Wellington Management is managed by its 74 partners, all of whom are full-time professional members of the firm. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland, and John R. Ryan. It should be noted that the managing partners are not necessarily those with the largest economic interests in the firm. Matthew E. Megargel, Senior Vice President and Partner, has significant portfolio management responsibility for the Fund.

Wellington Management, nor any of its affiliates, provide any additional services to the Fund. The Manager will pay Wellington Management a fee in the annual amount of 0.25% of the Fund's first $500 million of average net assets that Wellington Management manages and 0.20% on assets exceeding $500 million. In calculating the fee, other asset pools Wellington Management manages for Principal Financial Group that have the same investment objective as the portion of the assets of the Blue Chip Fund managed by Wellington Management, will be aggregated to determine the average net asset amount to which the fee applies.

Wellington Management also provides investment advisory services to other mutual funds with similar investment objectives as the portions of the Fund's portfolio that Wellington Management manages. The table below identifies the funds, the size of each fund as of its last fiscal year end, and the rate of compensation for advisory services (as a % of average net assets).

                                                                  NET ASSETS
              FUND                      SCHEDULE OF FEES        (IN THOUSANDS)
              ----                      ----------------        --------------
                                   First $50 million   0.325%    $ 2,189,571
                                   Next $100 million   0.250%
 Hartford MF Advisers Fund         Next $350 million   0.200%
                                   Next $500 million   0.150%
                                   Over $1  billion    0.125%

                                   First $50 million   0.325%    $11,836,564
                                   Next $100 million   0.250%
 Hartford VA Advisers Fund         Next $350 million   0.200%
                                   Over $500 million   0.150%

                                   First $50 million   0.325%    $ 1,931,822
                                   Next $100 million   0.250%
 Hartford MF Stock Fund            Next $350 million   0.200%
                                   Next $500 million   0.150%
                                   Over $1  billion    0.125%

                                   First $50 million   0.325%    $ 7,834,643
                                   Next $100 million   0.250%
 Hartford VA Stock Fund            Next $350 million   0.200%
                                   Over $500 million   0.150%

                                   First $100 million  0.325%    $   144,642
 New England Zenith Balanced       Next $100 million   0.275%
 Series                            Over $200 million   0.250%

                                   First $50 million   0.325%    $   913,980
                                   Next $450 million   0.250%
 VALIC Core Equity Fund            Next $1  billion    0.200%
                                   Over $1.5 billion   0.180%

GENERAL INFORMATION ABOUT GOLDMAN SACHS ASSET MANAGEMENT
Goldman Sachs Assets Management (GSAM), a business unit of the Investment Management Division ("IMD") of Goldman, Sachs & Co. is located at 32 Old Slip, New York, NY 10005. GSAM provides a wide range of discretionary investment advisory services, quantitatively driven and actively managed to U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of June 30, 2002, GSAM, along with other units of IMD, had assets under management of $297.7 billion.

Goldman, Sachs & Co. is a partnership consisting of two general partners, The Goldman, Sachs & Co. LLC and the Goldman, Sachs Group Inc. The address of both general partners is 85 Broad Street, new York, New York, 10004.

GSAM, nor any of its affiliates, provide additional services to the Fund. The Manager will pay GSAM a fee in the annual amount of 0.15% of the Fund's first $500 million of average net assets, that GSAM manages, 0.12% of the next $1 billion in such assets and 0.10% on assets over $1.5 billion. In calculating the fee, other asset pools GSAM manages for Principal Financial Group that have the same investment objective as the portion of the assets of the Blue Chip Fund managed by GSAM, will be aggregated to determine the average net asset amount to which the fee applies.

GSAM also provides investment advisory services to another mutual fund with a similar investment objective as the portions of the Fund's portfolio that GSAM manages, Goldman Sachs CORE U.S. Equity Fund ("CORE Equity Fund"). The CORE Equity Fund had total assets of approximately $674,323,000 as of August 31, 2002. GSAM received a fee for advisory services from the CORE Equity Fund of 0.75% as a percentage of the funds average net assets, 0.70% after waiver.

The Blue Chip Fund paid brokerage commissions in an amount of $14,982 to Goldman Sachs & Company during the year ended October 31, 2001, which was 4.33% of the fund's aggregate brokerage commissions.

   THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 1.

Approval of this proposal requires a "FOR" vote by a "majority of the outstanding voting securities" of the Fund, as provided in the 1940 Act. For this purpose, this means a "FOR" vote by the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes "AGAINST" this proposal.

                                   PROPOSAL 2

           APPROVAL OF A PROPOSAL TO PERMIT THE MANAGER AND THE BOARD
          TO APPOINT AND REPLACE SUB-ADVISERS, ENTER INTO SUB-ADVISORY
               AGREEMENTS AND APPROVE AMENDMENTS TO SUB-ADVISORY
                AGREEMENTS WITHOUT FURTHER SHAREHOLDER APPROVAL

In conformity with Section 15 of the 1940 Act, each Fund currently must obtain shareholder approval of a sub-advisory agreement in order to employ new sub-advisers, replace existing sub-advisers, change the terms of a sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-adviser's contract terminates because of an assignment. The Board has determined that it would be in the best interests of shareholders for the Manager to have the ability to appoint and replace sub-advisers for the Blue Chip Fund and to enter into, and approve amendment of, sub-advisory agreements, in the future without first obtaining shareholder approval. Thus, at its meeting on September 9, 2002, the Board approved, and recommended that the Fund's shareholders also be asked to approve, a policy to permit the Manager, subject to prior Board approval, to appoint and replace sub-advisers, to enter into sub-advisory agreements, and to amend sub-advisory agreements on behalf of the Fund without further shareholder approval.

On January 19, 1999, the SEC granted an order ("Order") permitting the Manager to change sub-advisers for the Fund without first calling a special shareholder meeting and obtaining shareholder approval. One of the conditions for approval by the SEC is that the shareholders approve this "manager-of-managers" arrangement. By approving this proposal, you will be authorizing the Manager to change, with prior Board approval, sub-advisers in the future without first obtaining shareholder approval.

If the proposal is approved, the Manager and the Fund would be permitted to enter into new or amended sub-advisory agreements without obtaining shareholder approval. In all cases, however, approval by the Board, including the Independent Board Members, will continue to be required for any new or amended sub-advisory agreement.

If the proposal is not approved by shareholders of the Fund, then the Manager and the Fund would only enter into new or amended sub-advisory agreements with shareholder approval, adding additional time and expense to making a change deemed beneficial by the Fund's Board. Sub-Advisory agreements with affiliated sub-advisers would remain subject to the shareholder approval requirement even if the proposal is approved.

If the proposal is approved, and a new sub-adviser is subsequently appointed without shareholder approval, the Fund will send an information statement containing all of the relevant information that otherwise would be in proxy materials to shareholders within 90 days following the hiring of any new sub-adviser. The information statement will include, for example, disclosure as to the level of fees to be paid by the Manager to the sub-adviser.

If this proposal is approved, amendments to the Management Agreement between the Manager and the Fund will remain subject, where applicable, to the shareholder and Board approval requirements of Section 15 of the 1940 Act and approval of the proposal generally will permit the Board and the Manager to change the fees payable to a sub-adviser without shareholder approval, which in turn may result in a different net fee retained by the Manager. Such changes will not permit the Board and the Manager to increase the rate of the fees payable by the Fund to the Manager under the agreement without first obtaining shareholder approval.

The Board believes that it is in the best interests of the Fund's shareholders to allow the Manager the maximum flexibility to select, supervise, and evaluate sub-advisers without incurring the expense and potential delay of seeking specific shareholder approval.

Generally, a change in investment management arrangements involving one or more sub-advisers requires that a Fund must call and hold a meeting of the Fund's shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process results in unnecessary administrative expenses to a Fund and may cause harmful delays in executing changes that the Board and the Manager have determined are necessary or desirable. These costs are generally borne entirely by the Fund. If the Manager and the Board can rely on the proposed policy, the Board would be able to act more quickly and with less expense to the Fund to appoint an unaffiliated sub-adviser when the Board and the Manager believe that the appointment would benefit the Fund and its shareholders. If the Fund's shareholders are not satisfied with the sub-advisory arrangements that the Manager and the Board implement, they would, of course, be able to exchange or sell their shares.

Also, the Board will oversee the sub-adviser selection process to ensure that shareholders' interests are protected whenever the Manager selects a sub-adviser or modifies a sub-advisory agreement. The Board, including a majority of the Independent Board Members, will continue to evaluate and approve all new sub-advisory agreements as well as any modification to existing sub-advisory agreements. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality, and scope of services provided by the sub-advisers. The Board will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. The Board believes that its review will ensure that the Manager continues to act in the best interests of the Fund and its shareholders.

The Order grants the Fund relief from Section 15(a) of the 1940 Act and certain rules thereunder in order for the Fund to operate in the manner described in this proposal, subject to certain conditions, including approval of this proposal by the Fund's shareholders. The fund will not rely on the Order unless all such conditions have been met. The conditions for the relief set forth in the Order are as follows:
  . Before the fund may rely on the Order, the proposed "manager of managers" structure of the Fund will be approved by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.
  . The Fund will disclose in its prospectus the existence, substance, and effect of the Order. In addition, the Fund will hold itself out to the public as employing a "Manager of Managers" strategy. The prospectus relating to the Fund will prominently disclose that the Manager has ultimate responsibility to oversee the subadviser and recommend its hiring, termination, and replacement.
  . The Manager will provide management and administrative services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund, and, subject to review and approval by the Board, will (i) set the Fund's overall investment strategies; (ii) evaluate, select, and recommend subadvisers to manage all or part of the Fund's assets; (iii) when appropriate, allocate and reallocate the Fund's assets among multiple subadvisers; (iv) monitor and evaluate the investment performance of subadvisers; and (v) implement procedures reasonably designed to ensure that the subadvisers comply with the fund's investment objectives, policies, and restrictions.
  . At all times, a majority of the Fund's Board will be Independent Board
    Members, and the nomination of new or additional Independent Board Members will be placed within the discretion of the then existing Independent Board Members.
  . The Manager will not enter into a subadvisory agreement with any sub-adviser that is an affiliated person of the Fund or the Manager, as defined in
    Section 2(a) (3) of the 1940 Act, without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.
  . When a sub-adviser change is proposed for the Fund with an affiliated sub-adviser, the Board, including a majority of the Independent Board Members, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Manager or the affiliated subadviser derives an inappropriate advantage.
  . No director or officer of the Fund or director or officer of the Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director or officer) any interest in any sub-adviser for the Fund except for (i) ownership of interests in the Manager or any entity that controls, is controlled by, or is under common control with the Manager or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a sub-adviser or any entity that controls, is controlled by, or is under common control with a sub-adviser for the Fund.
  . Within 90 days of the hiring of any new subadviser, the Manager will furnish shareholders of the Fund all the information that would have been included in a proxy statement.

   THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 2.

Approval of Proposal 2 will require a "FOR" vote by a "majority of the outstanding voting securities" of a Fund, as provided in the 1940 Act. For this purpose, this means a "FOR" vote by the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares present at the meeting in person or by proxy. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes "AGAINST" this proposal.

                                   EXHIBIT A
                    PRINCIPAL PARTNERS BLUE CHIP FUND, INC.
                             SUB-ADVISORY AGREEMENT

AGREEMENT effective as of the _ day of December, 2002, by and between PRINCIPAL MANAGEMENT CORPORATION, an Iowa corporation (hereinafter called "the Manager"), and Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co., New York limited partnership organized under the laws of the State of New York (hereinafter called "the Sub-Advisor").

                              W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to the Principal Partners Blue Chip Fund, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and


WHEREAS, the Manager desires to retain the Sub-Advisor to render discretionary investment advisory services with respect to assets allocated by the Manager for management by the Sub-Advisor (the "Managed Assets") for a portion of the portfolio of the Fund, which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and


WHEREAS, The Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:


     (a)  Management Agreement (the "Management Agreement") with the Fund;

     (b) The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission;

     (c)  The Fund's Articles of Incorporation and By-laws;

     (d) Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services provided by the Sub-Advisor, provided that with respect to procedures governing transactions involving affiliates (such as those adopted pursuant to 1940 Act Rules 17a-7, 17e-1 and 10f-3), the Manager will identify any affiliate of the Manager and, the Fund, and provided further that the Sub-Advisor shall not bear any responsibility and shall be released from any obligation or cost which results from entering into a trade with any affiliated entity not specifically identified to the Sub-Advisor by the Manager, unless the entity is affiliated with the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:


     1.   Appointment of Sub-Advisor

          In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of the Managed Assets which Sub-Advisor shall manage in its discretion for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

     2.   Obligations of and Services to be Provided by the Sub-Advisor

          The Sub-Advisor will:

          (a) Provide investment advisory services, including but not limited to research, advice and supervision for the Managed Assets.

          (b) Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as economic conditions require, a recommended investment program for the Fund consistent with the Series' investment objective and policies.

          (c) Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's Articles of Incorporation and Bylaws, the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

          (d) Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are reasonably necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of the Fund.

          (e) Maintain, in connection with the Sub-Advisor's investment advisory services obligations provided to the Series, compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Fund's investment strategies and restrictions as stated in the Fund's prospectus and statement of additional information, subject to receipt of such additional information as may be required from the Manager and provided in accordance with Section 9(d) of this Agreement. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the Managed Assets.

          (f) Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of the Fund are being observed.

          (g) Upon request from the Manager, provide consultation for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value.

          (h) Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of the Fund (excluding brokerage expenses and pricing and bookkeeping services).

          (i) Open accounts with broker-dealers and futures commission merchants ("broker-dealers"), select broker-dealers to effect all transactions for the Fund, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund's Board of Directors providing such information as the number of aggregated trades to which the Fund was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain best execution of transactions for the Fund. The Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Fund as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Fund. In addition, joint repurchase or other accounts may not be utilized by the Fund except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

          (j) Maintain all accounts, books and records with respect to the Managed Assets as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisor's Act of 1940 (the "Investment Advisor's Act"), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for the Fund are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act copies of any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund or the Manager.

          (k) Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor's Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor's current Code of Ethics. Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor's Code of Ethics.

          (l) From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by the Fund, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund's Board of Directors at the Fund's principal place of business on due notice to review the investments of the Fund.

          (m) Provide such information as is customarily provided by a sub-advisor and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the 1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act"), and any state securities laws, and any rule or regulation thereunder. Sub-Advisor will advise Manager of any changes in Sub-Advisor's general partners within a reasonable time after any such change. Manager acknowledges receipt of Part II of the Sub-Advisor's Form ADV more than 48 hours prior to the execution of this Agreement.

          (n) Have the responsibility and authority to vote proxies solicited by, or with respect to, the issuers of securities held in the Fund. The Manager shall cause to be forwarded to Sub-Advisor all proxy solicitation materials that it receives. The Manager understands that the Sub-Advisor establishes from time to time guidelines for the voting of proxies and may employ the services of a proxy voting service to exercise proxies in accordance with the Advisor's guidelines.

     3.   Compensation

          As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Fund, the Manager shall pay the compensation specified in Appendix A to this Agreement. All rights of compensation under the Agreement for services performed as of the termination date shall survive the termination of this Agreement.

     4.   Liability of Sub-Advisor

          Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund or its Shareholders resulting from any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performances of its duties, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents (excluding any broker-dealer selected by the Sub-Advisor), or affiliates.

     5.   Indemnification

          The Sub-Advisor also shall have no liability for any act or omission taken in respect of the non-GSAM portion of the Fund and the Manager agrees to indemnify and hold harmless the Sub-Advisor and its officers, directors, agents and employees from any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred by the Sub-Advisor that (I) were caused by any action or omission relating to the non-GSAM portion of the Fund;
          (ii) may be based upon any willful misfeasance, bad faith or gross negligence by the Manager (other than Sub-Advisor or its employees); or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus covering shares of the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Fund or the Manager or any affiliated person of the Manager by the Sub-Advisor which itself is materially misleading.

     6    Supplemental Arrangements

          The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub? Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund.

     7.   Regulation

          The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

     8.   Duration and Termination of This Agreement

          This Agreement shall become effective on the latest of (i) the date of its execution, (ii) the date of its approval by a majority of the Board of Directors of the Fund, including approval by the vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval or (iii) if required by the 1940 Act, the date of its approval by a majority of the outstanding voting securities of the Fund. It shall continue in effect, thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

          If the shareholders of the Fund fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Fund pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-advisor or other definitive action in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

          This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 7, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

     9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     10.  Amendment of this Agreement

          No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval, and such amendment is signed by both parties.

     11.  General Provisions

          (a) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          (b) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392-0200, and the address of the Sub-Advisor shall be One New York Plaza, 41st Floor, New York, NY 10004.

          (c) Custody, Delivery and Receipt of Securities. The Manager shall designate one or more custodians to hold the Managed Assets. The custodians, as so designated, will be responsible for the custody, receipt and delivery of securities and other assets of the Fund including the Managed Assets, and the Sub-Advisor shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Fund including the Managed Assets. In the event that any cash or securities of a Fund are delivered to the Sub-Advisor, it will promptly deliver the same over to the custodian for the benefit of and in the name of the Fund.

               Unless otherwise required by local custom, all securities transactions for the Managed Assets will be consummated by payment to or delivery by a Fund of cash or securities due to or from the Managed Assets.

               Repurchase agreements, including tri-party repurchase agreements and other trading agreements, may be entered into by a Fund acting through designated officers or agents; custodians under tri-party repurchase agreements will act as sub-custodians of the Fund.

          (d) The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

               (1) the Sub-Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

               (2)  the Sub-Advisor is served or otherwise
                    receives notice of any action, suit,
                    proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

          (e) The Manager shall provide (or cause the Fund custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of the Fund, cash requirements and cash available for investment in the Fund, any applicable investment restrictions imposed by state insurance laws and regulations, reports covering the classification of securities for purposes of Subchapter M of the Internal Revenue Code and Treasury Regulations Section 1.817, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

          (f) Neither the Manager, Principal Mutual Life Insurance Company, nor the Fund will publish or distribute any information, including but not limited to registration statements, advertising or promotional material, regarding the provision of investment advisory services by the Sub-Advisor pursuant to this Agreement, or use in advertising, publicity or otherwise the name of the Sub-Advisor or any of its affiliates, or any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Sub-Advisor or its affiliates without the prior written consent of the Sub-Advisor. This provision includes any written, electronic or video type of material intended for clients or brokers. Notwithstanding the foregoing, the Manager may distribute information regarding the provision of investment advisory services by the Sub-Advisor to the Fund's board of Directors ("Board Materials") without the prior written consent of the Sub-Advisor.

          (g) The Manager shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Internal Revenue Code ("IRC") and Section 817(h) of the IRC. In connection with such compliance tests, the Manager shall prepare and provide reports to the Sub-Advisor within 10 business days of a calendar quarter end relating to the diversification of the Fund under Subchapter M and Section 817(h). The Sub-Advisor shall review such reports for purposes of determining compliance with such diversification requirements. If it is determined that the Fund is not in compliance with the requirements noted above, the Sub-Advisor, in consultation with the Manager, will take prompt action to bring the Fund back into compliance within the time permitted under the IRC, provided that any such non-compliance was caused by Sub-Advisor in respect of the Managed Assets.

          (h) This Agreement contains the entire understanding and agreement of the parties.

     12.  Other Expenses.

          The Manager shall pay all expenses relating to mailing prospectuses, statements of additional information, proxy solicitation material and shareholder reports to shareholders.

     13.  Confidential Information.

          Sub-Advisor shall not identify the Manager or the Fund as a client, or disclose any information about the Manager or the Fund to any third party except as may be required by law, regulatory proceeding or as may be expressly permitted by the Manager.

          It is understood that the name "Goldman, Sachs & Co." or "Goldman Sachs" or any derivative thereof, any tradename, trademark, trade device, service mark, symbol or logo associated with those names are the valuable property of the Sub-Advisor and that the Manager has the right to use such name (or derivative or logo), in offering materials or promotional or sales-related materials of the Fund, only with the prior written approval of the Sub-Advisor and for so long as the Sub-Advisor is Sub-Advisor to the Series and the Fund. Upon termination of this Agreement between the Fund, the Manager and the Sub-Advisor, the Fund and the Manager shall forthwith cease to use such name (or derivative or logo).

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.


PRINCIPAL MANAGEMENT CORPORATION




By _______________________________________________________
Ernest H. Gillum, Vice President



GOLDMAN SACHS ASSET MANAGEMENT, A SEPARATE OPERATING
   DIVISION OF GOLDMAN SACHS CO., NEW YORK




By _________________________________________________________

                                   APPENDIX A







The Sub-Advisor shall serve as investment sub-advisor for the Fund. The Manager will pay the Sub-Advisor, as full compensation for all services provided under this Agreement, a fee computed at an annual rate as follows (the "Sub-Advisor Percentage Fee"):

 SUB-ADVISOR'S FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
 --------------------------------------
 First $500 million                   0.15%
 Next $1 billion                      0.12%
 Over $1.5 billion                    0.10%



The Sub-Advisor Percentage Fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Sub-Advisor. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described above and multiplying this product by the net assets of the Fund as determined in accordance with the Fund's prospectus and statement of additional information as of the close of business on the previous business day on which the Fund was open for business.


If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                   EXHIBIT B
                    PRINCIPAL PARTNERS BLUE CHIP FUND, INC.
                             SUB-ADVISORY AGREEMENT

AGREEMENT effective as of the __ day of December, 2002, by and between PRINCIPAL MANAGEMENT CORPORATION, an Iowa corporation (hereinafter called "the Manager"), and Wellington Asset Management, LLP (hereinafter called "the Sub-Advisor").

                              W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to Principal Partners Blue Chip Fund, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and


WHEREAS, the Manager desires to retain the Sub-Advisor to furnish it with portfolio selection and related research and statistical services in connection with the investment advisory services for a portion of the portfolio of the Fund, which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and


WHEREAS, The Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:


     (a)  Management Agreement (the "Management Agreement") with the Fund;

     (b) The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission (the
          "Registration Statement");

     (c)  The Fund's Articles of Incorporation and By-laws;

     (d) Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:


     1.   Appointment of Sub-Advisor

          In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of the securities and other assets of the Fund, subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

     2.   Obligations of and Services to be Provided by the Sub-Advisor

          The Sub-Advisor will:

          (a) Provide investment advisory services, including but not limited to research, advice and supervision for the Fund; or such portions of the Fund's assets as the Manager shall specify from time to time.

          (b) Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as economic conditions require, a recommended investment program for the Fund consistent with the Fund's investment objective and policies.

          (c) Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

          (d) Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are reasonably necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of the Fund.

          (e) Maintain, in connection with the Sub-Advisor's investment advisory services obligations provided to the Fund, compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Fund's investment strategies and restrictions as stated in the Fund's prospectus and statement of additional information, subject to receipt of such additional information as may be required from the Manager and provided in accordance with Section 12(d) of this Agreement. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services provided to the Fund.

          (f) Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of the Fund are being observed.

          (g) Upon request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's Board of Directors.

          (h) Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of the Fund (excluding custodial services, brokerage expenses and pricing and bookkeeping services).

          (i) Open accounts with broker-dealers and futures commission merchants ("broker-dealers"), select broker-dealers to effect transactions for the Fund, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund's Board of Directors providing such information as the number of aggregated trades to which the Fund was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for the Fund at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Fund as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Fund. In addition, joint repurchase or other accounts may not be utilized by the Fund except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

          (j) Maintain all accounts, books and records with respect to the Sub-Adviser's management of this Fund as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940 (the "Investment Advisers Act"), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for the Fund are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund or the Manager.

          (k) Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor's Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor's current Code of Ethics. Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor's Code of Ethics.

          (l) From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by the Fund, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund's Board of Directors at the Fund's principal place of business on due notice to review the investments of the Fund.

          (m) Provide such information as is customarily provided by a sub-advisor and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the 1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act"), and any state securities laws, and any rule or regulation thereunder. Manager acknowledges receipt of Sub-Advisor's Form ADV more than 48 hours prior to the execution of this Agreement.

          (n) Have the responsibility and authority to vote proxies solicited by, or with respect to, the issuers of securities held in the Fund. The Manager shall cause to be forwarded to Sub-Advisor all proxy solicitation materials that it receives and shall assist Sub-Advisor in its efforts to conduct the proxy voting process.

     3.   Compensation

          As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Fund, the Manager shall pay the compensation specified in Appendix A to this Agreement.

     4.   Liability

          (a) Except as may otherwise be provided by the 1940 Act or any other federal securities law, neither the Sub-Advisor nor any of its partners, officers, employees, consultants, or agents thereof (its "Affiliates") shall be liable for any loses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Fund as a result of any error of judgment or mistake of law by the Sub-Advisor or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Advisor or its Affiliates for, and the Sub-Advisor shall indemnify and hold harmless the Fund, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (the "1933 Act")) (collectively, "Manager Indemnities") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnities may become subject under the 1933 Act, the 1940 Act, the Investment Advisers Act or under any other statue, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Advisor in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Series or the omission to state therein a material fact known to the Sub-Advisor which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Fund by the Sub-Advisor Indemnities (as defined below) for use therein.

          (b) Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Manager and the Fund shall not be liable for any loses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Advisor as a result of any error of judgment or mistake of law by the Manager with respect to the Series, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Sub-Advisor, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "Sub-Advisor Indemnities") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Advisor Indemnities may become subject under the 1933 Act, the 1940 Act, the Investment Advisers Act or under any other statue, at common law or otherwise arising out of or based on
               (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Manager which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission concerned the Sub-Advisor and was made in reliance upon written information furnished to the Manager or the Fund by the Sub-Advisor Indemnities (as defined below) for use therein.

     5.   Supplemental Arrangements

          The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub- Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund.

     6.   Regulation

          The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

     7.   Representations of the Manager

          The Manager represents and warrants as follows:

          (a) The Manager (i) is registered as an investment advisor under the Investment Advisers Act and will continue to be so registered for as long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Investment Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement;
               (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Advisor of the occurrence of any event that would disqualify the Manager from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

          (b) That (i) this Agreement has been approved by a majority of the Board of Directors of the Fund, including approval by the vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval and (ii) either (a) this Agreement has been approved by a majority of the outstanding voting securities of the Series or (b) the Fund has obtained exemptive relief from the Securities and Exchange Commission to the effect that no such approval is necessary.

          (c) The Manager agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Sub-Advisor, or any of its affiliates, in offering, marketing, or other promotional materials without the prior written consent of the Sub-Advisor.

     8.   References to the Sub-Advisor

          During the term of this Agreement, the Manager agrees to furnish to the Sub-Advisor at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to sales personnel, shareholders of the Fund or the public, which refer to the Sub-Advisor or its clients in any way, prior to use thereof and not to use such material if the Sub-Advisor reasonably objects in writing five business days (or such time as may be mutually agreed upon) after receipt thereof. Sales literature may be furnished to the Sub-Advisor hereunder by first-class or overnight mail, electronic or facsimile transmission, or had delivery.

     9.   The Sub-Advisor's Services Are Not Exclusive

          Nothing in this Agreement shall limit or restrict the right of any of the Sub-Advisor's partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, or limit or restrict the Sub-Advisor's right to engage in any other business or to render services or any kind to any other corporation, form, individual, or association.

     10.  Duration and Termination of This Agreement

          This Agreement shall become effective on the latest of (i) the date of its execution, (ii) the date of its approval by a majority of the Board of Directors of the Fund, including approval by the vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval or (iii) if required by the 1940 Act, the date of its approval by a majority of the outstanding voting securities of the Fund. It shall continue in effect thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

          If the shareholders of the Fund fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Fund pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Fund during such period is in compliance with Rule 15a-4 under the 1940 Act.

          This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Fund on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 7, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

     11.  Amendment of this Agreement

          No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval, and such amendment is signed by both parties.

     12.  General Provisions

          (a) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          (b) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392-0200,
               Attention: Ernest H. Gillum, Vice President, and the address of the Sub-Advisor shall be Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, Attention: John E. Bruno, Regulatory Affairs.

          (c) The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

               (1) the Sub-Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

               (2)  the Sub-Advisor is served or otherwise
                    receives notice of any action, suit,
                    proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

          (d) The Manager shall provide (or cause the Fund custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of the Fund, cash requirements and cash available for investment in the Fund, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

          (e) This Agreement contains the entire understanding and agreement of the parties.

          (f) It is understood and agreed that no (i) failure or delay to exercise, nor (ii) single or partial exercise of any right, power, or privilege given or arising under this Agreement shall operate as a waiver or future to exercise any such right, power or privilege.




IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.


PRINCIPAL MANAGEMENT CORPORATION





By ________________________________________
Ernest H. Gillum, Vice President







WELLINGTON MANAGEMENT COMPANY, LLP





By ________________________________________

                                   APPENDIX A







The Sub-Advisor shall serve as investment sub-advisor for the Fund. The Manager will pay the Sub-Advisor, as full compensation for all services provided under this Agreement, a fee computed at an annual rate as follows (the "Sub-Advisor Percentage Fee"):

 SUB-ADVISOR'S FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
 --------------------------------------
 First $500 million                   0.25%
 Over $500 million                    0.20%



The Sub-Advisor Percentage Fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Sub-Advisor. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described above and multiplying this product by the net assets of the Fund as determined in accordance with the Fund's prospectus and statement of additional information as of the close of business on the previous business day on which the Fund was open for business.


If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.



                            King Mutual Fund Services
                                Telephone Script


                        PRINCIPAL PARTNERS BLUE CHIP FUND




Introduction

Hello, Mr./Mrs. (Shareholder). I am calling with regard to your investment in the Principal Partners Blue Chip Fund. My name is ________________ and I'm a proxy representative with D.F. King & Co. calling at the request of Principal Funds. We're currently contacting shareholders of the Funds to assist in getting the necessary proxy votes for the shareholder meetings scheduled for November 20, 2002. Did you receive the materials from the fund?

         If not, then help the shareholder obtain the material he requires. If a NOBO, give them the 800# and have them call back when they receive. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15".

Are you familiar with the proposal?  Do you have any questions?

         Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of the proposal. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided. If you like, I can record your vote over the telephone right now. Okay?

         Allow the person to give you a response. If the person says he/she has already sent in the proxy, do not ask how he/she voted.

Here is how we will proceed. I will record this phone call. I will ask you for your name, your address and the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will confirm that you have received the proxy materials. Then I will take your votes. Within 72 hours, you will be mailed a letter confirming your votes, which will tell you how to make any changes you wish. Are you ready?

Begin the Vote

At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from D.F. King & Co., Inc. on behalf of the Principal Partners Blue Chip Fund. Today's date is __________ and the time is
__________.

May I please have your full name? If shareholder is an entity, may I please have your title? Can you confirm that you are authorized to direct the voting of these Principal Partners Blue Chip Fund's shares?

May I please have your address?

May I have the last 4 digits of your social security number? (If shareholder is an entity, ask for Tax Identification Number)

Input the last 4 digits of the SSN. You may not proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his shares. However, if the shareholder continues to resist, you have no choice but to politely end the call.

Have you received the proxy materials?


Actual Voting

Your Board Members are asking you to consider a proposal which they have studied carefully. They recommend that you vote in favor of the proposal. Would you like to vote in favor of the proposal as recommended by your Board?

          If you are required to read the proposal individually, end each proposal by saying, "Your Board recommends that you vote in favor. How would you like to vote?" For most proposals, the valid responses are

                                    F = For proposal.
                                    A = Against proposal.
                                    B = Abstain.

         For Director voting, the only valid responses are:

                                    F = For at least one or more of the
                                    nominees. W = Withhold authority for all nominees.

Closing

I have recorded your votes. You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto the fund. In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.




                        PRINCIPAL PARTNERS BLUE CHIP FUND


--------------------------------------------------------------------------------
                            Answering Machine Message
--------------------------------------------------------------------------------

Hello, this is _______ calling on behalf of the Principal Funds. You should have received material in the mail concerning the Special Shareholders Meeting to be held on November 20, 2002.

At your earliest convenience, please sign, date, and return the proxy card in the envelope provided. If you have any questions, need proxy material or would like to vote by telephone, please call 1-800-659-6590.

Thank you for your consideration.